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                           The Target Portfolio Trust
                      Small Capitalization Value Portfolio
                          International Bond Portfolio
                          Prospectus dated May 1, 2000

                                  Target Funds
                        Small Capitalization Value Fund
                       Prospectus dated November 3, 2000
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                        Supplement dated March 9, 2001

1. The Target Portfolio Trust (Target I), International Bond Portfolio--Other Investments and Strategies--Reverse Repurchase Agreements and Dollar Rolls; Leverage

On page 33 of the Target I prospectus, the following information supplements the list of Portfolios that may enter into reverse repurchase agreements and dollar rolls and that may engage in various strategies to use leverage.

   The International Bond Portfolio may enter into reverse repurchase agreements and dollar rolls. In addition, the Portfolio may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities, which is known as using 'leverage.'

2. Target I, International Bond Portfolio--How the Portfolios Invest--Investment Risks--Derivatives; Reverse Repurchase Agreements and Dollar Rolls

On pages 40 and 41 of the Target I prospectus, amend the percentage limitations applicable to the International Bond Portfolio to read as follows:

   Derivatives--International Bond Portfolio--Percentage varies; usually up to
   75%

   Reverse repurchase agreements and dollar rolls--International Bond Portfolio--Up to 33 1/3%
MF2001C3

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3. Target I, International Bond Portfolio--How the Trust is Managed--Advisers
and Portfolio Managers
On page 48 of the Target I prospectus, the following replaces the discussion of the Adviser and Portfolio Managers of the International Bond Portfolio.

   Fischer Francis Trees & Watts, Inc. (FFTW) has managed the International Bond Portfolio since March 5, 2001. FFTW, a registered investment adviser, was formed in 1972 as a fixed income specialist firm. FFTW is owned by Charter Atlantic Corporation, a New York corporation. FFTW manages fixed income portfolios for large institutional clients. As of December 31, 2000, FFTW managed assets totaling approximately $31.5 billion. The address of FFTW is 200 Park Avenue, New York, NY 10166.

   Adnan Akant and Andrew M. Headley, CFA have co-managed the Portfolio since March 5, 2001. Mr. Akant has been a Portfolio Manager with FFTW since 1984, prior to which he served as a Senior Investment Officer with the World Bank, where he was a Department Chief in charge of U.S. dollar portfolios. Mr. Headley is a Portfolio Manager and has worked with FFTW since 1994, where he focuses on asset allocation and portfolio construction for U.S. and global portfolios.

4. Target I and Target Funds, Small Capitalization Value series-- How the Trust is Managed--Advisers and Portfolio Managers

The following supplements the discussion of the Advisers of the Small Capitalization Value series of each of Target I (beginning at page 47 of the Target I prospectus) and Target Funds (Target II) (beginning on page 32 of the Target II prospectus). (Target I and Target II are referred to collectively in this Supplement as the Trusts.) This information should be read in conjunction with the prospectus supplement dated February 9, 2001 for the Trusts.

   On February 27, 2001, the Boards of Trustees of the Trusts approved subadvisory agreements between Prudential Investments Fund Management LLC and Credit Suisse Asset Management, LLC (CSAM) with respect to the Small Capitalization Value series of each Trust. Pursuant to each of these subadvisory agreements, CSAM is compensated at the same rate at which DLJ Asset Management Inc. was compensated under the prior subadvisory agreements. CSAM and Lazard Asset Management are the Advisers for the Small Capitalization Value series of each Trust.